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                                                                  EXHIBIT 10.35





                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT, dated as of April 9, 1997, among Source Media, Inc., a Delaware corporation (the "Company"), the Investor whose name appears under the heading "Northstar Investor " on the signature page hereof (the "Northstar Investor") and the Investors whose names appear under the heading "Pecks Investors" on the signature page hereof (the "Pecks Investors" and, together with the Northstar Investor, the "Investors").

                  1. Background. This Amended and Restated Registration Rights Agreement amends and restates in its entirety the Registration Rights Agreement dated April 3, 1996, between Source Media, Inc., a Delaware corporation (the "Company") and the Northstar Investor. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Amended and Restated Note Agreement dated as of April 9, 1997 (the "Note Agreement"), among the Company, IT Network, Inc. and the Investors.

                  In consideration of the purchase by the Investors of the Notes and the Warrants, and as an inducement to consummate the transactions contemplated by the Note Agreement, the parties hereby covenant and agree as follows:

                  2.  Registration under Securities Act, etc.

                  2.1. Registration of Registrable Securities on Request. (a) Request. The holder or holders of the Registrable Securities shall three times have the right to request in writing that the Company effect an underwritten registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of such holders' Registrable Securities; provided, that the aggregate Fair Market Value of the Registrable Securities to be so registered is at least $2,500,000. Such requested registrations shall be made as follows: the Northstar Investor shall have the right to request one such registration, without the consent of any of the Pecks Investors; a majority of the Pecks Investors shall have the right to request one such registration, without the consent of the Northstar Investor; and the holder or holders of more than 50% (by number of shares) of the Registrable Securities shall have the right to request one such registration. The Company will promptly give written notice of any such requested registration to all other holders of Registrable Securities and all holders of Prior Registrable Shareholder Securities, which holders shall be entitled to include their Registrable Securities and Prior Registrable Shareholder Securities in such registration subject to Sections 2.1(b) and 2.1(g). Thereupon the Company will use its best efforts to effect the registrations under the Securities Act of:
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                           (i)  the Registrable Securities which the Company
                  has been so requested to register by such holders; and

                           (ii) subject to Sections 2.1(b) and 2.1(g), all
                  other Registrable Securities and Prior Registrable Shareholder Securities which the Company has been requested to register by the holders thereof by written request given to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities and Prior Registrable Shareholder Securities) all to the extent requisite to permit the disposition of the Registrable Securities and Prior Registrable Shareholder Securities so to be registered.

                  (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2.1, no securities other than Registrable Securities shall be included among the securities covered by such registration unless the managing underwriter of such offering shall have advised each holder of Registrable Securities to be covered by such registration in writing that the inclusion of such other securities would not in the underwriter's reasonable judgment adversely affect the marketing or the selling price of the Registrable Securities to be covered by such registration.

                  (c) Registration Statement Form. Registrations under this
Section 2.1 shall be on such appropriate registration form or prospectus of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the holders of more than 50% (by number of shares) of the Registrable Securities so to be registered and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

                  (d) Expenses. The Company will pay all Registration Expenses in connection with the registration requests made pursuant to this Section 2.1.

                  (e) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected and shall not count as a requested registration pursuant to Section
2.1 (a) hereof (i) unless a registration statement with respect thereto has become effective, (ii) if a registration statement has been filed with the Commission and prior to its becoming effective a majority of holders of the Registrable Securities to be registered has decided to terminate the registration process, (iii) if after it has become effective, such registration is interfered with by any


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stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not the fault of a holder of Registrable Securities and the Registrable Securities covered thereby have not been sold, or (iv) if the conditions to closing specified in the selling agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived by the parties thereto.

                  (f) Underwriters. Any registration effected pursuant to this
Section 2.1 shall at the election of the holders of at least 50% (by number of shares) of the Registrable Securities so to be registered be an underwritten public offering on a firm commitment basis or a best efforts basis. The managing underwriter or underwriters thereof shall be selected by the Company and such underwriter as well as the price, terms and provisions of the offering shall be subject to the approval of the Company and the holders of more than 50% (by number of shares) of the Registrable Securities so to be registered.

                  (g) Apportionment in Registrations Requested. If, in connection with a registration requested pursuant to this Section 2.1, the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities and Prior Registrable Shareholder Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the holders of more than 50% (by number of shares) of the Registrable Securities requested to be included in such registration, the number of securities that are otherwise entitled to be included in such registration shall be allocated in the following manner: (i) all securities other than Registrable Securities, including all Prior Registrable Shareholder Securities, shall be reduced, on a pro rata basis (based on the number of securities requested to be included in such registration) and (ii) if, after the exclusion of such securities, further reductions are still required, the Registrable Securities requested to be included in such registration shall be reduced pro rata among the holders thereof requesting such registration on the basis of the percentage of the Registrable Securities sought to be registered held by such holders of Registrable Securities which have requested that such Registrable Securities be included. In connection with any registration as to which the provisions of this clause (g) apply, no securities other than Registrable Securities or, to the extent not excluded as set forth above, Prior Registrable Shareholder Securities shall be covered by such registration and if the pro ration as aforesaid results in the exclusion of in excess of 15% of the Registrable Securities sought to be registered, the holder or holders of more than 50% (by number of shares) of the Registrable Securities may, at their sole option, notify the Company that the request shall not be counted for purposes of determining the number of registrations pursuant to Section 2.1



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hereof, and upon receipt of such notice the Company may, at its sole option, determine not to register such securities.

                  2.2. Registrations on Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 promulgated under the Securities Act or any successor form thereto ("Form S-3") for secondary sales. Anything contained in Section 2.1 to the contrary notwithstanding, at such time as the Company shall have qualified for the use of Form S-3, the holder or holders of the Registrable Securities shall have the right to request in writing an unlimited number of registrations on Form S-3 of Registrable Securities, which request or requests shall (i) specify the number of Registrable Securities intended to be sold or disposed of and the holders thereof and (ii) state the intended method of disposition of such Registrable Securities. A requested registration on Form S-3 in compliance with this
Section 2.2 shall not count as a registration statement initiated pursuant to
Section 2.1 but shall otherwise be treated as a registration initiated pursuant to, and shall, except as otherwise expressly provided in this Section 2.2, be subject to Section 2.1.

                  2.3. "Piggyback" Registrations. (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4, Form S-8 or any successor or similar form, or in connection with a tender offer, merger, or other acquisition, and other than pursuant to Section 2.1 or
Section 2.2), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2.3. Upon the written request of any such holder made within 10 days after the date of any such notice given in accordance with Section 7 hereof, the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.1 or
Section 2.2, and (ii) in the case of a determination to delay


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registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section 2.3 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1 or Section
2.2. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.3.

                    (b) Apportionment in "Piggyback" Registrations. If (i) a registration pursuant to this Section 2.3 involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized national or regional standing under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the holders of the Registrable Securities requesting such piggyback registration by letter that marketing considerations require a limitation on the number of securities that can be included in such registration, then the Company shall include all securities proposed by the Company to be sold for its own account or the maximum amount that the underwriter considers saleable and such limitation on any remaining securities that may, in the opinion of the underwriter, be sold will be imposed pro rata among all shareholders who are entitled to include shares in such registration statement according to the number of Registrable Securities and other securities each such shareholder requested to be included in such registration statement. To the extent that any Registrable Securities or other securities are excluded from the registration pursuant to this Section 2.3(b), no shares of Common Stock issued to management of the Company after the date hereof pursuant to a stock option (or any other type of benefit plan) ("Option Shares") shall be included in such registration. Notwithstanding the foregoing, if the registration referred to herein involves an underwritten offering of securities being registered for sale by holders of securities other than Registrable Securities pursuant to the exercise by such holders of demand registration rights, the Company will include in such registration the securities proposed by such holders to be sold and may decrease the number of Registrable Securities and such other securities exercising "piggyback" registration rights proposed to be sold in such registration (pro rata on the basis of the percentage of the securities sought to be registered by such holders of Registrable Securities, and such other securities exercising "piggyback" registration rights) to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter. To the extent that any Registrable Securities or other securities are excluded from the registration pursuant to this Section 2.3(b), for a registration involving demand registration rights of holders of Prior Right Holder, no securities shall be offered for sale for the account of the



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Company and no Option Shares shall be included in the registration.

                  2.4. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities and under the Securities Act as provided in Sections 2.1, 2.2 and 2.3, the Company will as expeditiously as possible:

                           (i) prepare and (as soon thereafter as possible or
                  in any event no later than 45 days after the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.3(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                           (ii) prepare and file with the Commission such
                  amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or if the registration is on Form S-1 for 6 months, whichever period is shorter;

                           (iii) furnish to each seller of Registrable
                  Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                           (iv) use its best efforts to register or qualify all
                  Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as


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                  each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction or subject itself to be required to pay any franchise or income taxes in any such jurisdiction;

                           (v) use its best efforts to cause all Registrable
                  Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                           (vi) furnish to each seller of Registrable
                  Securities a signed counterpart, addressed to such seller, except as provided in (y) below (and the underwriters, if any), of

                                    (x) an opinion of counsel for the Company,
                           dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to counsel for all such sellers or, if such registration includes an underwritten public offering, to such underwriter, and

                                    (y) a "comfort" letter, dated the effective
                           date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, addressed to each seller, to the extent the same can be reasonably obtained, and addressed to the underwriters, if any, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial


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                           statements, as are customarily covered in
                           accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other financial matters as such seller or such holder (or the underwriters, if any) may reasonably request;

                           (vii) notify each seller of Registrable Securities
                  covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or holder promptly prepare to furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Investors of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                           (viii) otherwise use its best efforts to comply with
                  all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and, in the case of a registration requested pursuant to Section 2.1 or 2.2 hereof, will furnish to each such seller at least two business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                           (ix) provide and cause to be maintained a transfer
                  agent and registrar for all Registrable Securities covered by such registration statement from


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                  and after a date not later than the effective date of such registration statement; and

                           (x) use its best efforts to list all Registrable
                  Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities is then listed.

                  Notwithstanding the foregoing, the Company may defer its obligations under Section 2.1 and Section 2.2 to file a registration statement, but not its obligations to initiate the process of preparing the applicable registration statement, for a period of no more than (i) 90 days in any 365-day period, if the Company's Board of Directors determines in good faith based upon a written opinion of counsel that filing such a registration statement would require a public disclosure by the Company, which disclosure would interfere with a material transaction then under consideration by the Company, provided that once such information has been publicly disclosed, the Company shall promptly proceed to fulfill its obligations under Section 2.1 and (ii) 180 days from the most recent effective date of any registration statement of the Company filed under the Securities Act and pursuant to Section 2.1 occurring prior to the request for registration made pursuant to Section 2.1.

                  The Company may require each proposed seller of Registrable Securities as to which any registration is being effected to promptly furnish the Company, as a condition precedent to including such holder's Registrable Securities in any registration, such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

                  Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vii) of this Section 2.4, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision
(vii) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Nothing in this paragraph shall relieve the Company of its obligations under Section 2.4(vii) to promptly prepare a supplement or amendment at the request of any seller or holder as set forth in Section 2.4(vii).

                  2.5. Underwritten Offerings. (a) Requested Underwritten Offerings. If requested by the underwriters for any offering by holders of Registrable Securities pursuant to a



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registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, to holders of more than 50% (by number of shares) of the Registrable Securities included in such registration and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.7. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable requests of the Company regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations of the Company. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements typical in an offering of that type, including those regarding such holder, such holder's Registrable Securities, and such holder's intended method of distribution, any other information supplied by such holder to the Company for use in the Registration Statement and any other representation required by law.

                  (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.3 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 2.3 and subject to the provisions of Sections 2.3(a), 2.3(b) and 2.4, arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such



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holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties, or agreements typical in an offering of this type, including those regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution, any other information supplied by such holder to the Company for use in the Registration Statement and any other representation required by law.

                  2.6. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, the underwriters, if any, and their respective counsel (such holders' counsel to be appointed by the holders of more than 50% (by number of shares) of Registrable Securities so to be registered, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  2.7. Indemnification. (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and such other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably




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incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such seller, specifically for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

                  (b) Indemnification by the Investors. Each Investor will, and hereby does, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
Section 2.7) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Investor for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that, except in cases where the liability of each seller hereunder is attributable to such seller's gross negligence or willful misconduct, the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds (net of underwriting discounts and commissions) received by such seller from the sale of Registrable Securities covered by such registration statement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such Investor with respect to information furnished by such Investor prior to such transfer.

                  (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 2.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

                  (e) Indemnification Payments. The indemnification required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  2.8. Adjustments Affecting Registrable Securities. The Company will not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by this Section 2 or the marketability of such Registrable Securities under any such registration.

                  3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         Commission: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         Common Stock: All shares now or hereafter authorized and designated as the Common Stock of the Company and stock of any other class with which such shares may hereafter have been exchanged or reclassified.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Fair Market Value: (i) The Market Price, if any, of the Common Stock, or (ii) if no Market Price exists, the value (which shall not take into effect any minority discounts) of the Common Stock as determined by a nationally recognized investment banking firm designated by the Investors and reasonably acceptable to the Company; and provided, further, that if the parties cannot agree on such a firm, each party shall choose a nationally recognized investment banking firm, which shall choose a third firm which shall be nationally recognized and that third firm shall determine the Fair Market Value, which determination shall be final and binding. The cost relating to retaining any investment banking firm(s) in accordance herewith shall be borne by the Company.

         Market Price: The value determined in accordance with the following provisions:

                           (i) if such security is listed on a national securities exchange registered under the Exchange Act, a price equal to the average of the closing sales prices for such security on such exchange for each day during the 20 trading days preceding the day of the initial written request for a demand registration; and

                           (ii) if not so listed under clause (i) above and such security is quoted on the NASDAQ system, a price equal to the average of the average of the closing bid and asked prices for such security quoted on such system each day during the 20 trading days preceding the day of the initial written request for a demand registration.

         Other Permitted Transferee: with respect to any Shareholder who is a natural person:

                           (i) Any person related by lineal or collateral consanguinity to such Shareholder or to the spouse of such Shareholder;

                           (ii) the spouse of such Shareholder or of any person described in clause (i) above; and

                           (iii) all persons related to those persons described in clause (i) or clause (ii) by lineal or collateral consanguinity.

         For purposes of this definition of Other Permitted Transferee (i) adopted persons shall be considered the natural born child of their adoptive parents; (ii) lineal consanguinity is that relationship that exists between persons of whom one is descended (or ascended) in a direct line from the other, as between son, father, grandfather, great-grandfather; and (iii) collateral consanguinity is that relationship that exists between persons who have the same ancestors, but who do not descend (or ascend) from the other, as between uncle and nephew, or cousin and cousin.

         Person: A corporation, an association, a partnership, a limited liability company, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

         Prior Registrable Shareholder Securities: (a) All shares of Common Stock held by the Prior Right Holders or any Shareholder Relation of a Prior Right Holder on the date hereof or (b) Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise upon any required adjustments, in all cases in respect of shares of Common Stock referred to in (a) above.

         [As to any particular Prior Registrable Shareholder Securities, such securities shall cease to be Prior Registrable Shareholder Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (c) they shall have ceased to be outstanding.]

         Prior Right Holders: The Purchasers in connection with the [1995 Purchase and Rights Agreement] listed under the heading "Purchaser" on Exhibit A attached hereto.

         Registrable Securities: (i) The Common Stock issuable upon the conversion of Warrants held by the Investors and any Warrants or Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise upon any required adjustments, and (ii) in any underwritten public offering contemplated by this Agreement, if acceptable to the underwriters thereof, the Warrants sold in accordance with the terms thereof to the underwriters for exercise and sale of the shares of Common Stock issued upon exercise of such Warrants.

         As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (c) they shall have ceased to be outstanding.

         Registration Expenses: All expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of a single counsel retained by the holder or holders of more than 50% (by number of shares) of the Registrable Securities being registered, premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, including reasonable fees of underwriters counsel incurred in the qualification of the Securities under blue sky laws, but excluding all agency fees and commissions, underwriting discounts and commissions and transfer taxes, if any.

         Securities Act:  The Securities Act of 1933, as amended.

         Shareholder Relation: (i) Any Other Permitted Transferee of an individual Shareholder, (ii) any inter-vivos trust whose principal beneficiary is such individual Shareholder or any Other Permitted Transferee of such individual Shareholder created during their respective lifetimes and not as a result of death, (iii) any family limited partnership in which an individual Shareholder is a general or limited partner, and (iv) the legal representative or guardian of such individual Shareholder or any Other Permitted Transferee of such individual Shareholder appointed during their respective lifetimes and not as a result of death.

         Warrants:  As defined in the Note Agreement.

                  4. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will file the reports required to be filed by it, and in the manner required to be filed by it, under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or
(b) any similar rule or regulation hereafter adopted by the Commission ("Rule 144"). Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                  5. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of 66 2/3% or more (by number of shares) of Registrable Securities. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

                  6. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section
2.1 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the holders which is included, (b) to make a demand registration similar to that set forth in Section 2.1 hereof prior to
(i) the earlier date on which the Investors have made one demand registration or two years from the date hereof or (ii) within one hundred and eighty (180) days after the effective date of a registration made pursuant to Section 2.1 hereof, or (c) to have registration rights that are inconsistent with or superior to the rights provided herein.

                  7. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may upon the giving of written notice to the Company, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. The Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                  8. Notices. All communications provided for hereunder shall be sent by first-class mail or overnight courier and (a) if addressed to a party other than the Company, addressed to such party in the manner set forth in the Note Agreement, as the case may be, or at such other address as such party shall have furnished to the Company in writing, or (b) if addressed to any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (c) if addressed to the Company, at 8140 Walnut Hill Lane, Suite 1000, Dallas, TX 75231 to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

                  9. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities or Prior Registrable Shareholder Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

                  10. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                  11. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

                  12. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                    SOURCE MEDIA, INC.


                                    By:
                                          --------------------------------------
                                          Michael G. Pate
                                          Chief Financial Officer and
                                          Treasurer


                                    THE NORTHSTAR INVESTOR:

                                    NORTHSTAR HIGH TOTAL RETURN FUND


                                    By:
                                          --------------------------------------
                                          Thomas Ole Dial
                                          Vice President


                                    THE PECKS INVESTORS:

                                    DELAWARE STATE EMPLOYEES'
                                    RETIREMENT FUND

                                    By:   Pecks Management Partners Ltd.
                                          Its Investment Advisor


                                          By:
                                               ---------------------------------
                                               Robert J. Cresci
                                               Managing Director


                                    DECLARATION OF TRUST FOR DEFINED
                                    BENEFIT PLAN OF ICI AMERICAN HOLDINGS
                                    INC.

                                    By:   Pecks Management Partners Ltd.
                                          Its Investment Advisor


                                          By:
                                               ---------------------------------
                                               Robert J. Cresci
                                               Managing Director

                                    DECLARATION OF TRUST FOR DEFINED
                                    BENEFIT PLAN OF ZENECA HOLDINGS INC.

                                    By:   Pecks Management Partners Ltd.
                                          Its Investment Advisor


                                          By:
                                               ---------------------------------
                                               Robert J. Cresci
                                               Managing Director

                                    THE J.W. MCCONNELL FAMILY FOUNDATION

                                    By:   Pecks Management Partners Ltd.
                                          Its Investment Advisor


                                          By:
                                               ---------------------------------
                                               Robert J. Cresci
                                               Managing Director